Exhibit 10.8

CONFIDENTIAL TREATMENT REQUESTED - REDACTED COPY

Confidential Treatment has been requested for portions of this Exhibit. Confidential portions of this Exhibit are designated by [*****]. A complete version of this Exhibit has been filed separately with the Securities and Exchange Commission.

AGREEMENT FOR COMMERCIAL PURCHASE AND SALE AND OTHER COVENANTS, which is entered into between:

PETROBRAS DISTRIBUIDORA S.A., with its head office at Rua General Canabarro 500, 11th floor, Wing D, Rio de Janeiro, RJ, with corporate taxpayer ID number [CNPJ] 34.274.233/0001-02, represented here by its Aviation Products Executive Manager, Mr. Francelino da Silva Paes, and by its Airline Marketing Manager, Mr. Cláudio Dissenha Portes, from here onwards referred to as “BR,” and, on the other side,

TRIP LINHAS AÉREAS, with its head office at Av. Cambacicas 1200, Parque Imperador, Campinas, state of São Paulo, with corporate taxpayer ID number [CNPJ] 02.428.624/0001-30, represented here in accordance with its corporate bylaws, from here onwards referred to as “TRIP”:

TRIP and BR can be designated jointly as “parties” or singly as “party”;

They resolve to sign this agreement, which will be governed by the following terms and conditions:

SECTION 1 - PURPOSE

1.1. BR promises to sell to TRIP and the latter, in turn, promises to buy from BR the quantities of JET A-1 aviation kerosene that represent [*****] of TRIP’s [*****] consumption for a period of [*****], in accordance with the attached table (Appendix I).

1.2. The product described in the item above is intended for TRIP’s own consumption, for the performance of its activity at the locales provided for in Appendix I.

1.3. If BR comes to install new fueling stations at airports at which it does not currently supply JET A-1 aviation kerosene, TRIP will have the option of including these airports within the coverage of this agreement and an addendum to this agreement will be prepared for that purpose.

1.4. Either of the parties can at any time and without any cost cease to operate at any of the airports listed in Appendix I, so long as it gives the other party at least [*****] advance notice. In these cases, the parties will remain obligated to fulfill this agreement in regard to the operations at the other airports.

1.5. If it is proven that it is temporarily impossible for BR to supply its products at any of the airports where it has a presence, TRIP will be allowed to acquire products from another company in order to maintain its normal operations or the regularity of the same, without this being a breach or violation of the duties assumed in this agreement.

1.5.1. As soon as BR resumes normal supply, TRIP will go back to fueling with BR.

SECTION 2 - PRICE AND MANNER OF PAYMENT

2.1. The product that is the object of this agreement will be sold by BR to TRIP and invoiced for at the price charged by BR on the day and at the place of delivery.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED

2.2. The price composition in Brazil will observe:

2.2.1. In the composition of the price of the JET A-1, the producer establishment price will observe Interministerial Ordinance 8 of January 28, 1999, issued by the Ministry of Mines and Energy and the Treasury Ministry, and Ordinances 177 of December 2, 1998, and 179 of December 3, 1998, from the National Petroleum, Natural Gas and Biofuels Agency (Agência Nacional do Petróleo, Gás Natrual e Biocombustíveis), or ANP, or other laws that may replace them.

2.2.2. The following will be added to the producer price:

2.2.2.1. The portion called “Fixed Differential,” the amount of which in R$/L (reais per liter) is specified in Appendix I, which, initialed by the parties, is an integral part of this instrument, with an annual inflation adjustment at the rate of the General Market Price Index (Índice Geral de Preços - Mercado), or IGP-M, which is published by the Getúlio Vargas Foundation (Fundação Getúlio Vargas).

2.2.2.2. The Variable Lease amount charged by INFRAERO, the State Company that manages Brazilian airports, or by any other company responsible for managing the infrastructure of the Airport in question, which, in the case of INFRAERO, represents [*****] of the price established in section 2.2.1.

2.2.2.3. The Tax on the Circulation of Merchandise and Services (Imposto sobre Circulação de Mercadorias e Serviços), or ICMS, rate owed according to the rates for each Brazilian State, and any legally required taxes, rates and fees.

2.2.2.4. The finance charge amount will be established at [*****] per month, calculated pro rata in relation to the payment period given to TRIP.

2.2.2.5. The producer price varies according to the refinery location in accordance with Appendix I and BR must therefore notify TRIP every time prices are updated at the refineries.

SECTION 3 - MANNER OF PAYMENT

3.1. The product sold by BR will be measured at delivery and invoiced for payment on the following terms:

•	Product supplied from the [*****] day will be paid on the [*****] day of the same month;

•	Product supplied from the [*****] day will be paid on the [*****] day of the subsequent month;

•	Product supplied from the [*****] day will be paid on the [*****] day of the subsequent month.

3.2. It is understood that the payment period is established because of the current market conditions. The parties undertake to re-examine the payment period by joint agreement if the current market conditions change.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED

3.3. The payment must be made through bank deposit or at BR’s head office in the city of Rio de Janeiro or, also, at another location agreed to in advance by the parties for this purpose.

3.4. The payment period that is referred to in item 3.1 is conditioned on TRIP’s credit limit being established.

3.5. It is clarified between the contracting parties that any price or payment period conditions provided to TRIP by BR that are different from those established in this instrument will be understood as mere liberality and can therefore be suspended or discontinued at any time at BR’s exclusive option, without any type of right being established for TRIP.

3.6. If there is a delay in the payment of invoices, TRIP will pay BR the debt adjusted according to the Interbank Certificate of Deposit (Certificado de Depósito Interbancário), or CDI rate, increased by late interest of [*****] per month, pro rata, and a fine of [*****] on the adjusted debt amount, with the late charges being incident from the maturity date of the respective instruments.

3.7. If there is a delay in the payment of the invoices, BR can require payment of the product price at the time of its delivery, in cash, from TRIP.

SECTION 4 - AIRCRAFT DEFUELING

4.1. For the operations for defueling TRIP’s aircraft, the Parties agree a fixed price per defueling operation will be charged in the amount of [*****], plus a variable amount per liter defueled and refueled, corresponding to the amount of the fixed differential charged at the airport.

4.2. When it is requested by TRIP and at the airports with availability for this type of operation, which are listed in Appendix II to these agreements, BR can conduct the operation of defueling aircraft.

4.3. A request for defueling must be sent to the BR employee or BR reseller responsible for the airport where the service will be performed. The request must be made in writing, through a document signed by an employee of TRIP or by an e-mail in which he or she is identified. BR will provide and keep updated a list with contact information for the managers at its bases, contained in Appendix II.

4.4. The receipt of the defueling request must comply with the prior notice period stated by BR to perform the service, in accordance with Appendix II.

4.5. The product that is defueled must be returned to TRIP by refueling in the same aircraft or another aircraft of TRIP, [*****]. In cases where there is a suspicion of contamination of the defueled product, the fuel must be submitted to analysis, storage and, when appropriate, disposal. The costs in reference to the analysis, storage, transportation and disposal will be stated in advance to TRIP and responsibility for them will be analyzed by the parties on a case-by-case basis.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

4.6. The defueled product will remain stored for maximum periods and in maximum volumes determined for each airport, as a function of each one’s operating capacity. These periods and volumes are specified in appendix II to this agreement.

4.7. If TRIP does not comply with any of the conditions defined above, BR reserves the right to not effectuate the defueling operations, on written notice to TRIP.

SECTION 5 - BR’S OBLIGATIONS

5.1. These are BR’s specific responsibilities, in addition to the others implicitly or explicitly contained in the various terms and conditions of this agreement:

5.1.1. To supply the JET A-1 necessary to meet the entire monthly consumption contracted for by TRIP, at the locations defined in Appendix I, at times compatible with the operation of its flights, listed on the Transportation Times (Horários de Transporte), or HOTRAN, published by the National Civil Aviation Agency (Agência Nacional de Aviação Civil) in Brazil, or at the time communicated to BR by TRIP in advance under the local rules, as well as all TRIP’s other unscheduled, charter, affreightment, training and repositioning flights that require fuel supply.

5.1.2. To maintain prompt, quality service according to the standards agreed for operations of this type, making all possible efforts and using all possible resources for good performance of the services contracted for here.

5.1.3. To zealously care for and protect the confidential information to which it has access, as well as the assets and goods delivered by TRIP for performance of the services contracted for here.

5.1.4. To have personnel and equipment appropriate for the performance of the services contracted for here.

5.1.5. To strictly fulfill the fueling of TRIP’s aircraft on the days and times of its flights, thereby undertaking to bear the expenses, costs and fines when these are properly proven to be a problem created by the supplier.

5.16. To give maximum prior notice of any changes necessary for the fueling of the aircraft requested by TRIP.

5.1.7. BR is fully responsible for its employees and agents who are members of its work team, for all their acts and actions, including for any physical damage caused to TRIP’s aircraft and employees, as well as for any employment claims which could be brought against TRIP.

5.1.8. To maintain the quality of the products supplied within the technical specifications, free of water or other contaminants, being required to keep the reports from the periodic tests necessary to prove this quality available.

5.1.9. To comply with and see that its employees and agents comply with all the legal and regulatory requirements related to its activity as a Petroleum Derivatives Distributor, especially the Resolutions, Ordinances and other rules issued by the Brazilian Government regulatory agency.

CONFIDENTIAL TREATMENT REQUESTED

5.1.10. BR will not be held liable for any lack of aviation kerosene at the locations and times alluded to in sub-item 5.1.1 when this lack results from Government Acts and any other events of force majeure or an act of God, in which case BR will make its best efforts to maintain the supply to TRIP.

5.1.11. To conduct the defueling operations requested by TRIP, respecting the conditions established in this agreement.

5.1.12. To keep TRIP informed regarding the reasons for any delays that occur in the fueling operations, defining the improvements necessary for monitoring and optimizing operational performance.

5.1.13. To standardize the exchange of information about airports using the IATA abbreviation in the delay reports, price schedule and other reports as agreed between the parties.

5.1.14. To maintain all the insurance necessary for the performance of the services contracted for here, keeping all its employees and vehicles insured, including full coverage for harm caused to TRIP aircraft.

5.2. BR undertakes to reimburse, directly or through an insurance company, any additional cost TRIP comes to bear that is shown to have originated from any operational failures imputed to BR.

5.3. Taking into consideration that TRIP’s services are governed by the National Civil Aviation Agency and TRIP must strictly maintain its departure times, BR must strictly observe and comply with the fueling times for TRIP’s flights, being solely and fully responsible for delays in the departure times due to fueling failures.

5.3.1. BR will pay TRIP a fine of [*****] per delay event that has been proven to be BR’s responsibility and exceeds [*****] from the time scheduled on HOTRAN or communicated in advance by TRIP.

SECTION 6 - TRIP’S OBLIGATIONS

6.1. These are TRIP’s specific responsibilities, in addition to the others implicitly or explicitly contained in the various terms and conditions of this agreement:

6.1.1. To acquire the percentage of its aviation kerosene consumption contracted for at the locales specified in Appendix I from BR during the effective term of this agreement. For this purpose, TRIP must monthly communicate the total volume consumed by airport and supplier by the [*****] of the following month so that BR and TRIP can monitor compliance with the volume contracted for.

6.1.2. To consult BR regarding the possibility of service at locations where BR is present at the airports.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

6.1.3. To make the payments of the amounts corresponding to the supply provided by BR, according to that stipulated in section 2 of this instrument.

6.1.4. To not assign, subrogate, negotiate or, in any form or by any method, transfer this agreement or any rights or obligations arising from it, under penalty of the sanctions provided for in the agreement.

6.1.5. To comply with and ensure compliance with all the Laws and Regulations, positions and rules in effect in relation to the performance of its activities, accepting liability for the payment of any amounts spent by BR or any loss it comes to suffer as a direct or indirect results of the breach of this obligation;

6.1.6. To maintain and preserve all the materials, elements and items that bear the BR brand in perfect condition, operation, cleanliness and presentation while the fueling lasts, including preserving the environment.

6.1.7. Bearing in mind that the BR products have adequate quality, ensuring TRIP certainty of the quality standards of the products supplied to it, TRIP undertakes to verify the quality control of the products received and the exact performance of this agreement, particularly in regard to the safety, health and environmental conservation rules.

SECTION 7 - ACT OF GOD AND FORCE MAJEURE

7.1. Neither of the parties can be held liable for failure to fulfill the obligations under this agreement if such failure is caused by force majeure or an act of God, under article 393 of the Brazilian Civil Code.

7.2. The applicability of this agreement will be suspended if there is an event of force majeure or an act of God that impedes its fulfillment by either of the parties, with its performance continuing as soon as the cause that gave rise to the suspension ends.

7.3. If the suspension mentioned in item 8.2 occurs, the effective term of this agreement will be automatically extended by the time necessary to compensate for the period during which performance of the agreement was suspended.

7.4. When the suspension period mentioned in item 8.2 below ends, if the breach of any of the obligations assumed here by the parties occurs, this agreement will be automatically rescinded, with the application of the penalties provided for in this instrument against the party in breach, with the terms of section 7.3 being observed.

SECTION 8 - REGULATORY AGENCY

8.1. TRIP undertakes to reimburse BR for any fines that the latter is subject to as a result of TRIP’s violation of orders and instructions from the National Petroleum, Natural Gas and Biofuels Agency (Agência Nacional do Petróleo, Gás Natrual e Biocombustíveis), or ANP, and/or other agencies with jurisdiction to regulate the sale and distribution of petroleum derivative and ethanol products and products from other sources of energy.

8.2. The supply of the products indicated in item 1.1 is subordinated to normal market supply conditions and subject to changes that may be imposed in Brazil by the ANP and/or by other agencies with jurisdiction to regulate the supply of petroleum derivatives, ethanol and other sources of energy in Brazil and abroad, including in regard to prices, delivery deadlines and payment.

SECTION 9 - EMPLOYMENT LIABILITY

9.1. With the nature of this Agreement and of the services that make up its purpose being respected, the professionals hired by BR to perform the services contracted for here will be subordinated to BR’s rules and orders and will have an employment relationship only with BR, with no other employment relationship between these professionals and TRIP being established.

9.2. Any and all costs or expenses, whether of an employment nature or not, that involve the professionals hired by BR, including, but not limited to, the payment of salary, overtime, additional payments, charges related to the National Social Security Institute (Instituto Nacional do Seguro Social), or INSS, or to the Employee’s Time in Service Guarantee Fund (Fundo de Garantia do Tempo de Serviço), or FGTS, expenses and attorneys fees related to employment lawsuits and damages, will be BR’s sole and exclusive responsibility.

9.3. BR agrees to hold TRIP harmless from any and all employment liability that, under this Agreement, is not TRIP’s liability, including the civil and employment liabilities mentioned in this Section 9, and undertakes to indemnify TRIP for any and all losses TRIP may bear, suffer or incur as a result of the attribution of employment liabilities to TRIP that, under this Agreement, are attributable to BR.

SECTION 10 - SUCCESSION

10.1. The obligations assumed here extend to the successors and/or assigns of the contracting parties and to all the persons who come to operate and/or be subrogated in TRIP’s activity, for any reason, with any contracting party being released from its obligations only through the other party’s written consent.

SECTION 11 - TOLERANCE

11.1. Any tolerance by one party in relation to any contractual violations of the other party will not result in a novation or the waiver of the rights that are assured it by law and by this instrument.

SECTION 12 - TAXES

12.1. All the taxes (taxes, fees, contribution taxes or para-tax charges and any emoluments) directly or indirectly resulting from this agreement or from its performance will be the exclusive responsibility of the party required to pay the same, in the manner defined by tax law, without that party having a right to any reimbursement from the other party for any reason whatsoever.

SECTION 13 - ENVIRONMENTAL LIABILITY

13.1. The PARTIES accept liability for compliance with laws and regulations relating to environmental protection, including for obtaining and keeping valid all the licenses, authorizations and studies required for the full performance of their activities, and also must take the appropriate measures and perform the appropriate procedures to prevent any damage, danger or risk of harm to the environment that may be caused by the activities it conducts, even if through subcontractors or delegated to third parties.

SECTION 14 - CONTRACTUAL GOOD-FAITH

14.1 TRIP and BR declare for all legal purposes and effects that the conditions contained in this instrument have resulted from negotiations conducted between the parties.

SECTION 15 - SOCIAL FUNCTION OF THE AGREEMENT

15.1. The parties undertake not to use, in any of the activities related to the performance of this instrument, child labor, under article 7(XXXIII) of the Brazilian Constitution in effect, as well as to make efforts so that this measure is adopted in the agreements signed with the suppliers of their inputs and/or service providers.

15.2. The parties undertake not to use labor in degrading work conditions in any of the activities related to the performance of this instrument, under penalty of suspension of the agreement and the application of the defaults and rescission penalties provided for in this agreement.

SECTION 16 - CONFIDENTIALITY

16.1. The PARTIES agree that the conditions contained in this agreement cannot be supplied or revealed to third parties and guarantee that only the employees who actually need them will have access to these conditions.

16.2. The PARTIES undertake to keep the information referred to in item 16.1 above confidential for three (3) years from the date this transaction terminates.

16.3. Information requested by any government body or agency, regulatory agency or as determined by law can be provided. In any of these cases, however, the decision must be immediately communicated to the other party so that it can oppose the request. Failure to communicate this will be a breach of contract.

SECTION 17 - APPLICABLE LAW AND VENUE FOR THE AGREEMENT

17.1. This agreement will be governed by Brazilian law.

17.2. It is agreed that the venue for this agreement is the city of Rio de Janeiro, state of Rio de Janeiro, to the exclusion of all others, and that, in the event of litigation, the party in breach will bear the judicial and extrajudicial expenses and costs, as well as the attorneys’ fees calculated on the judgment amount.

And, having so agreed and contracted, they sign this instrument in two (2) identical copies, in the presence of two (2) witnesses, so that it has its proper and legal effects.

Rio de Janeiro, September 1, 2011.

/s/ Francelino Silva Paes	/s/ José Mario Caprioli dos Santos
Francelino Silva Paes	José Mario Caprioli dos Santos
PETROBRAS DISTRIBUIDORA S/A	TRIP LINHAS AÉREAS S/A

/s/ Cláudio Dissenha Portes	/s/ Evandro Braga de Oliveira
Cláudio Dissenha Portes	Evandro Braga de Oliveira
PETROBRAS DISTRIBUIDORA S/A	TRIP LINHAS AÉREAS S/A

WITNESSES:

/s/ Rodrigo Mota Guimarães	/s/ Leonardo Zerbone da Costa
NAME: Rodrigo Mota Guimarães	NAME: Leonardo Zerbone da Costa
Taxpayer ID [CPF/MF]: 053.009.147-03	Taxpayer ID [CPF/MF]: 005.176.367-27

CONFIDENTIAL TREATMENT REQUESTED

APPENDIX I

LOCALE	STATE	FIXED DIFFERENTIAL (R$ / liter)
1 BRASÍLIA	DF	[*****]
2 CAMPINAS	SP	[*****]
3 PORTO ALEGRE	RS	[*****]
4 RECIFE	PE	[*****]
5 GALEÃO	RJ	[*****]
6 SALVADOR	BA	[*****]
7 SANTOS DUMONT	RJ	[*****]
8 GUARULHOS	SP	[*****]
9 BELÉM	PA	[*****]
10 CURITIBA	PR	[*****]
11 MACEIÓ	AL	[*****]
12 NATAL	RN	[*****]
13 VITÓRIA	ES	[*****]
14 CAMPO GRANDE	MS	[*****]
15 FLORIANÓPOLIS	SC	[*****]
16 GOIÂNIA	GO	[*****]
17 LONDRINA	PR	[*****]
18 PORTO VELHO	RO	[*****]
19 RIO BRANCO	AC	[*****]
20 RIBEIRÃO PRETO	SP	[*****]
21 SANTARÉM	PA	[*****]
22 SÃO JOSÉ DOS CAMPOS	SP	[*****]
23 SÃO LUÍS	MA	[*****]
24 SÃO JOSÉ DO RIO PRETO	SP	[*****]
25 CUIABÁ	MT	[*****]
26 PAMPULHA	MG	[*****]
27 BOA VISTA	RR	[*****]
28 FORTALEZA	CE	[*****]
29 PETROLINA	PE	[*****]
30 CRICIÚMA	SC	[*****]
31 CONFINS	MG	[*****]
32 MANAUS	AM	[*****]
33 ALTAMIRA	PA	[*****]
34 BONITO	MS	[*****]
35 CORUMBÁ	MS	[*****]
36 CRUZEIRO DO SUL	AC	[*****]
37 DOURADOS	MS	[*****]
38 ALTA FLORESTA	MT	[*****]
39 ITAITUBA	PA	[*****]
40 CARAJÁS	PA	[*****]
41 JI-PARANÁ	RO	[*****]
42 PALMAS	TO	[*****]
43 SÃO CARLOS	SP	[*****]
44 SÃO GABRIEL DA CACHOEIRA	AM	[*****]
45 SINOP	MT	[*****]
46 TABATINGA	AM	[*****]
47 TEFÉ	AM	[*****]
48 VILHENA	RO	[*****]
49 MONTES CLAROS	MG	[*****]
50 JUIZ DE FORA	MG	[*****]
51 UBERLÂNDIA	MG	[*****]
52 UBERABA	MG	[*****]
53 CAMPOS DOS GOYTACAZES	RJ	[*****]
54 MACAÉ	RJ	[*****]
55 PONTA PORÃ	MS	[*****]
56 JUAZEIRO DO NORTE	CE	[*****]
57 MARABÁ	PA	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

APPENDIX II - Aircraft Defueling

AIRPORT	IATA	MANAGER	TELEPHONE	SPECIFIED JET A-1		JET A-1 SUSPECTED OF CONTAMINATION
				MAXIMUM VOLUME	ADVANCE NOTICE	MAXIMUM VOLUME	ADVANCE NOTICE

CONGONHAS	CGH	Adriana Guimarães	11-5031-8204 11-9622-2567	17 m³	1.5 hours	17 m³	10 hours

GUARULHOS	GRU	Carlos Rodrigues	11-6445-5915 11-9919-3019	18 m³	2.5 hours Except from 7:30 to 11:00 and from 20:00 to 23:00	30 m³	10 hours

SÃO JOSÉ DOS CAMPOS	SJK	Carlos Rodrigues	19-3725-5788 19-9798-7331	18 m³	2.5 hours	51 m³	10 hours

PORTO ALEGRE	POA	Luiz Tadeu Pacheco	51-3358-2089 51-9973-9407	12 m³	4 hours	17 m³	6 hours

BRASÍLIA	BSB	Edoardo Denti	61-3365-3105 61-9989-4968	50 m³	<5 m³ =1 hour >5m³p 2 hours	37 m³	10 hours

CAMPINAS	VCP	Rogerio Leite	19-3725-5788 19-9798-7331	38 m³	2 hours	30 m³	10 hours

CAMPO GRANDE	CRG	Beltrão Lopes Júnior	19-3725-5787	10 m³	2 hours	30 m³	10 hours

GALEÃO	GIG	Rogerio Fuchs	21-3398-5333 21-9999-9918	120 m³	<5 m³ =1 hour >5m³p 2 hours	120 m³	6 hours

CONFINS	CNF	Luiz Claudio	31-3689-2120 31-9977-4688	30 m³	1 hour	30 m³	6 hours

RECIFE	REC	Roberto de Oliveira	81-3322-4630 81-9968-7711	18 m³	4 hours	35 m³	10 hours

SALVADOR	SSA	Tiago Dezordi	71-3204-1054 71-9918-9704	33 m³	4 hours	30 m³	10 hours

CONFIDENTIAL TREATMENT REQUESTED

FIRST ADDENDUM TO THE AGREEMENT FOR COMMERCIAL PURCHASE AND SALE AND OTHER COVENANTS, which is entered into between:

PETROBRAS DISTRIBUIDORA S.A., with its head office at Rua General Canabarro 500, ground, 6th and 11th (part), 12th through 16th floors, in the city of Rio de Janeiro, with corporate taxpayer ID number [CNPJ] 34.274.233/0001-02, represented here in accordance with its corporate bylaws by its Aviation Products Executive Manager, Mr. Francelino da Silva Paes, from here onwards referred to as “BR,” and, on the other side,

TRIP LINHAS AÉREAS, with its head office at Av. Cambacicas 1200, Parque Imperador, Campinas, state of São Paulo, with corporate taxpayer ID number [CNPJ] 02.428.624/0001-30, represented here by its President, Mr. José Mário Caprioli dos Santos, from here onwards referred to as “TRIP”:

Whereas BR and TRIP entered into the Agreement for the Commercial Purchase and Sale and Other Covenants for the supply, by the former, of JET A-1 aviation kerosene on September 1, 2011;

Whereas the Parties intend to amend sections 1 and 2 of that agreement;

The Parties resolve to enter into this ADDENDUM, which will be governed by the following terms and conditions:

SECTION 1 - PURPOSE

I - The purpose of this Addendum is to amend section 1.1 and 1.3 of the agreement being amended here, so that the sections contain the following wording:

“SECTION 1 - PURPOSE

1.1. BR promises to sell to TRIP and the latter, in turn, undertakes to buy from BR the quantities of JET A-1 aviation kerosene that represent TRIP’s [*****] consumption, at all the locations listed in Appendix I, for a period of [*****]”

1.3. If BR comes to install new fueling stations at airports at which it does not currently supply JET A-1 aviation kerosene, TRIP is required to fulfill the [*****] clause in item 1.1 above, independent of an addendum to this agreement.

II - The purpose of this Addendum is also to amend section 2.2.2.4, so that this section contains the following wording:

“SECTION 2 - PRICE

(…)

2.2.2.4. The finance charge amount will be established at [*****] per month, calculated pro rata in relation to the payment period given to TRIP.”

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED

III - The purpose of this Addendum is also to amend section 2 of the agreement (Price) to include a clause for the acquisition of JET A-1 at a fixed price, as follows:

“SECTION 2 - PRICE

(…)

2.3. The special “fixed price” pricing will take into account the market conditions for the period during which it will be applied to establish the price, in accordance with the process described in item 2.3.1 and its subitems. TRIP can freely choose the period for its application, with it being the case that it must be at least [*****] and at most extend to the end of the effective term of this agreement. If TRIP wishes to qualify for this pricing option, it must request evaluation rounds from BR on any business day that precedes the last business day of the month (n-2).

2.3.1. For TRIP to be able to evaluate the viability of choosing the special “fixed price” pricing described in item 2.3, the following procedures must be observed during the evaluation rounds:

2.3.1.1. When requesting a fixed-price offer, TRIP must choose to receive the offer of the fixed price that will be effective during the month (n) in United States dollars or reais per liter, with all the taxes included.

2.3.1.2. In the event United States dollars are chosen, the amount will be converted to reais per liter at the average United States dollar sell price during the period between the nineteenth (19th) and twenty-third (23rd) days of the month (n-1), as published by the Brazilian Central Bank;

2.3.1.3. D-Day: TRIP requests the following parameters from BR in writing: monthly volume, the period and the maximum price of interest, by Supply Point;

2.3.1.4. D+1 Day: By 12:00 PM Brasília time of the business day after the day indicated in item 2.3.1.3, BR will state the following parameters in writing: price and monthly volume that can be sold at the “fixed rate” during the requested period, by Supply Point, and TRIP will confirm its intention to contract by Supply Point at special prices by 15 minutes after the quote is sent, by e-mail.

2.3.1.5. D+2 Date: BR will confirm in writing the monthly volume actually accepted with special pricing by Supply Point during the period requested by 12:00 PM Brasília time of the business day following the day stated in item 2.3.1.4;

2.3.1.6. In the event there is more than one round in which this pricing is effectively accepted by TRIP, the fixed-price in effect during the application period agreed to will be calculated at the weighted average of the prices and monthly volumes closed in the n-rounds, in accordance with the table below, rounded to four (4) decimal points:

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED

2.3.2. The monthly volume TRIP effectively accepts with special “fixed price” pricing must be taken with priority and completely at each Supply Point. If this contracted volume is not taken for any reason, TRIP will be responsible for reimbursing BR for the storage cost for the product, which will be [*****] a month.

2.3.3. Only the Ex-Refinery portion should be understood as being “fixed price”. The other portions that make up the final price of the JET-A1 can vary over the term of the agreement.

2.3.4. The monthly volume effectively contracted for by TRIP with special “fixed price” pricing must be completely taken within the month contracted for. If this volume contracted for is not taken for any reason, TRIP will be responsible for reimbursing BR for the storage cost for the product, which will be [*****] a month on the contracted ex-refinery price times the volume that was not taken.

IV - The purpose of this Addendum is also to amend section 3.1:

“SECTION 3 - FORM OF PAYMENT

3.1. The product sold by BR will be measured at delivery and invoiced for payment on the following terms:

•	Product supplied from the [*****] will be paid on the [*****] of month [*****]

•	Product supplied from the [*****] will be paid on the [*****] of month [*****]

•	Product supplied from the [*****] will be paid on the [*****] of month [*****]

IV - This Addendum also includes sections 6.2, 6.2.1, 6.2.2 and 6.2.3 in the Agreement, which will have the following wording:

6.2. This agreement can be terminated by operation of law by the BUYER-PROMISOR from [*****], and without it being subject to any expenses, whether as indemnification, fine or of any other type, so long as it presents a formal proposal from another company that supplies QAV-1 (“Proposing Company”) to BR with a Fixed Differential less than that charged at the time of the presentation of the proposal and BR declares in writing within fifteen (15) days after the receipt of the mentioned proposal from the BUYER-PROMISOR that it does not intend to at least meet the amounts proposed by the Proposing Company.

6.2.1. If BR does not make a statement by the fifteen (15) day deadline, the BUYER-PROMISOR will consider that BR does not intend to offer amounts better than those proposed by the Proposing Company, with this agreement terminating in a manner established in section 6.2 above, with relation to the location(s) where BR cannot meet the offered fixed Differential. The Agreement will remain in effect and unchanged for the other airports.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED

6.2.2. For the location(s) where there is termination of the agreement (item 6.2), BR will be able to cease supply to the BUYER-PROMISOR seven days after the date of the notice from BR stating it will not meet the presented proposal.

6.2.3. If BR meets the Proposing Company’s offer, the BUYER-PROMISOR can only present a new proposal of amounts issued by the Proposing Company or by any other company that supplies QAV-1 after a period of [*****] has run from the presentation of the previous proposal by the BUYER-PROMISOR to BR, regardless of locations. These rules prevail in compliance with the periods mentioned above until the end of the effective term of this agreement.

SECTION 2 - GENERAL PROVISIONS

2.1. The contracting parties expressly ratify all the terms and conditions of the agreement amended here that were not expressly amended by this instrument.

And, having so agreed and contracted, they sign this instrument in three (3) identical copies, in the presence of two witnesses who also sign it.

Rio de Janeiro, January 2, 2012.

PETROBRAS DISTRIBUIDORA S/A	PETROBRAS DISTRIBUIDORA S/A

Francelino da Silva Paes	Cláudio Dissenha Portes

/s/ José Mario Caprioli dos Santos	/s/ Josué Ferreira de Gois
TRIP LINHAS AÉREAS S/A	TRIP LINHAS AÉREAS S/A
José Mario Caprioli dos Santos	Josué Ferreira de Gois
President	Adjunct Officer

WITNESSES:

NAME: Rodrigo Mota Guimarães	NAME:
ID [RG] 10553977-8	ID [RG]
Taxpayer ID [CPF/MF]: 053.009.147-03	Taxpayer ID [CPF/MF]:

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED

APPENDIX I

LOCALE/AIRPORT	Fixed Differential (R$ / L)
BAURU	[*****]
ARACAJU	[*****]
ALTA FLORESTA	[*****]
BELEM	[*****]
BRASILIA	[*****]
BOA VISTA	[*****]
BARRA DO GARÇAS	[*****]
CAMPO GRANDE	[*****]
PARAUAPEBAS	[*****]
CRICIUMA	[*****]
CALDAS NOVAS	[*****]
CAMPOS DOS GOYTACAZES	[*****]
CORUMBA	[*****]
SÃO JOSÉ DOS PINHAIS	[*****]
CAXIAS DO SUL	[*****]
VARZEA GRANDE	[*****]
CRUZEIRO DO SUL	[*****]
MANAUS	[*****]
FLORIANÓPOLIS	[*****]
FORTALEZA	[*****]
RIO DE JANEIRO (GALEÃO)	[*****]
GOIÂNIA (ZONA DA MATA)	[*****]
GUARULHOS	[*****]
ALTAMIRA	[*****]
ITAITUBA	[*****]
BAYEUX	[*****]
JUAZEIRO DO NORTE	[*****]
CAMPINAS	[*****]
LONDRINA	[*****]
MARABÁ	[*****]
MACAÉ	[*****]
MARÍLIA	[*****]
RIO LARGO	[*****]
PARNAMIRIM	[*****]
PORTO ALEGRE	[*****]
PALMAS	[*****]
PETROLINA	[*****]
PONTA PORÃ	[*****]
PORTO SEGURO	[*****]
PORTO VELHO	[*****]
RIO BRANCO	[*****]
RECIFE	[*****]
RIO DE JANEIRO (SANTOS DUMONT)	[*****]
RIBEIRÃO PRETO	[*****]
SÃO JOSÉ DOS CAMPOS	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED

SÃO LUÍS	[*****]
SANTA MARIA	[*****]
SANTARÉM	[*****]
SÃO PAULO	[*****]
SÃO JOSÉ DO RIO PRETO	[*****]
SALVADOR	[*****]
UNA	[*****]
TERESINA	[*****]
TEFÉ	[*****]
TABATINGA	[*****]
SÃO GABRIEL DA CACHOEIRA	[*****]
VILHENA	[*****]
VITÓRIA	[*****]
CAMPINAS	[*****]
SÃO CARLOS	[*****]
BONITO	[*****]
DOURADOS	[*****]
GURUPI	[*****]
JI-PARANÁ	[*****]
CÁCERES	[*****]
SINOP	[*****]
BELO HORIZONTE	[*****]
LAGOA SANTA	[*****]
JUIZ DE FORA	[*****]
MONTES CLAROS	[*****]
UBERLÂNDIA	[*****]
UBERABA	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.